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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

KNOW ALL MAN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Spring Tide Networks, Inc.; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Deborah C. Hopkins and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of August, 2000.

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

By: /s/ PAUL A. ALLAIRE                                By: /s/ BETSY S. ATKINS
                                                       -----------------------------------------------------
-----------------------------------------------------      Name: Betsy S. Atkins
    Name: Paul A. Allaire                                  Title:  Director
    Title:  Director

By: /s/ CARLA A. HILLS                                 By: /s/ RICHARD A. MCGINN
                                                       -----------------------------------------------------
-----------------------------------------------------      Name: Richard A. McGinn
    Name: Carla A. Hills                                   Title:  Chairman of the Board and Chief Executive
    Title:  Director                                               Officer

By: /s/ PAUL H. O'NEILL                                By: /s/ HENRY B. SCHACHT
                                                       -----------------------------------------------------
-----------------------------------------------------      Name: Henry B. Schacht
    Name: Paul H. O'Neill                                  Title:  Director
    Title:  Director

By: /s/ FRANKLIN A. THOMAS                             By: /s/ JOHN A. YOUNG
                                                       -----------------------------------------------------
-----------------------------------------------------      Name: John A. Young
    Name: Franklin A. Thomas                               Title:  Director
    Title:  Director

By: /s/ DEBORAH C. HOPKINS                             By: /s/ JAMES S. LUSK
                                                       -----------------------------------------------------
-----------------------------------------------------      Name: James S. Lusk
    Name: Deborah C. Hopkins                               Title:  Senior Vice President and Controller
    Title:  Executive Vice President and Chief
            Financial Officer
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